UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007

SGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133825	20-3939981
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 West Main Street, Suite 500, Louisville, KY 40202

(Address of principal executive offices) (Zip Code)

(502) 637-5443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 9, 2007, SGS International, Inc. will make a presentation at 8:45 AM (Pacific Time) at the UBS 2007 Leveraged Finance Conference being held at the Wynn Las Vegas in Las Vegas, Nevada. A copy of the presentation is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99	UBS 2007 Leveraged Finance Conference Presentation dated May 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SGS INTERNATIONAL, INC.

Date: May 9, 2007	By:	/s/ Benjamin F. Harmon, IV
Benjamin F. Harmon, IV Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

99	UBS 2007 Leveraged Finance Conference Presentation dated May 9, 2007